                                                                  Exhibit 10.20

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made this 6th day of June 2001, between PWC ASSOCIATES, a Pennsylvania limited partnership ("Landlord"), whose address is c/o The Rubenstein Company, L.P., 4100 One Commerce Square, 2005 Market Street, Philadelphia, PA 19103; and DELPHI INFORMATION SYSTEMS, a Delaware corporation ("Tenant"), with offices at Suite 100, Two Parkway Center, Pittsburgh, PA 15220.

                                   BACKGROUND

     A. Landlord and Tenant entered into a Lease Agreement dated May 12, 1997 (the "Lease"), whereby Tenant is presently in possession of premises containing 5,077 rentable square feet of space designated as Suite 100 located on the first
(1st) floor (hereinafter referred to as the "Original Premises") in the building currently known as Building Two (the "Original Building") of the Parkway Center (the "Center"), Pittsburgh, PA 15220. The term of the Lease (the "Lease Term") is currently scheduled to expire on June 30, 2001 (the "Original Premises Lease Expiration Date").

     B. Tenant desires to vacate and surrender the Original Premises, relocate to and lease the New Premises (as defined below) in the New Building (as defined below), and extend the Lease Term, and Landlord is willing to lease the New Premises in the New Building to Tenant, extend the Lease Term and otherwise accommodate Tenant, all on and subject to the terms set forth herein.

     C. Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

                                     TERMS

     NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, agree as follows:

     1. DEFINITIONS. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

     2.   RELOCATION; EXTENSION.

          2.1 RELOCATION. Tenant hereby agrees to relocate to new premises designated as Suite 655 consisting of 3,014 rentable square feet of space located on the sixth (6th) floor (hereinafter referred to as the "New Premises") of Building Seven (the "New Building") of the Center (which New Premises is identified on Exhibit "A" attached hereto and made a part hereof) for the New Premises Term (as defined below). Subject to the provisions of Paragraph 2.2 below, from and after the New Premises Commencement Date (as defined below), the New Premises shall constitute the "Demised Premises" (as defined in the Lease) for all purposes under the Lease and all terms and conditions set forth in the Lease shall apply to the New Premises, except as otherwise expressly provided herein.

          2.2 EXTENSION. The Lease Term is hereby extended for an additional period of forty-three (43) months from the Original Premises Lease Expiration Date as set forth below. The Lease Term for the New Premises (the "New Premises Term") shall commence (the "New Premises Commencement Date") on the later of
(i) July 1, 2001, or (ii) upon the surrender and vacation of the New Premises by MANAGEDCOMP, Inc. (the "Other Tenant") and the effective termination of the existing lease (the "Existing Lease") between Landlord and the Other Tenant with respect thereto. Unless extended or sooner terminated as herein provided, the Lease Term for the New Premises shall continue until, through and including, and shall expire at 11:59 P.M. local time on January 31, 2005 (the "New Premises Lease Expiration Date"). Tenant shall have no right to extend or renew the Lease Term beyond the New Premises Lease Expiration Date.

     3.   SURRENDER.

          3.1 SURRENDER DATE. Tenant hereby agrees to surrender and vacate the Original Premises in the condition called for in the Lease on or before the New Premises Commencement Date (hereinafter referred to as the "Surrender Date"), TIME HEREBY BEING MADE OF THE ESSENCE, and to pay the Minimum Rent and Additional Rent due with respect to the Original Premises pursuant to the Lease (and to otherwise comply with the Lease with respect to the Original Premises) until the Surrender Date. If Tenant shall fail to vacate and deliver the Original Premises to Landlord as required by the Lease, and in accordance with the provisions of this paragraph, on or before the Surrender Date, Tenant shall be considered a holdover tenant, thereby entitling Landlord to exercise all rights and remedies available to Landlord under the Lease or now or hereafter existing at law or in equity.

          3.2 SURRENDER OF ORIGINAL PREMISES. Effective as of the Surrender Date, Tenant shall surrender to Landlord all of Tenant's right, title and interest in and to the Original Premises, and thereafter all of Tenant's estate under the Lease in and to the Original Premises shall be terminated and extinguished as of the Surrender Date. Tenant shall surrender the Original Premises in the condition Tenant is required to surrender the "Demised Premises" under the Lease as of the expiration of the term thereof. Landlord, upon Tenant complying with its undertakings set forth herein, shall accept, as of the Surrender Date, such surrender of all of Tenant's right, title and interest under the Lease in and to the Original Premises, provided, that the Lease shall remain in full force and effect in accordance with its terms (as amended hereby) with respect to all of the New Premises. Upon compliance by Tenant, the parties declare and agree that as of the Surrender Date the Original Premises shall be released and discharged from the operation of the Lease, provided that Minimum Rent and Additional Rent are paid or will be paid as required by the Lease (as amended hereby), subject to the provisions of the Lease which expressly survive termination thereof.

          3.3 FREE AND CLEAR. Tenant hereby agrees that on or before the Surrender Date, the Original Premises shall be surrendered to Landlord, broom clean, vacant, unleased and free and clear of all rights of occupancy by others. Tenant hereby represents and covenants to Landlord that nothing has been done or suffered, and nothing will be done or suffered, whereby the estate of Tenant in and to the Original Premises, or any portion thereof, has been or will be encumbered in any way whatsoever, and that no one, other than Tenant, has acquired or will acquire by, through or under Tenant, any right, title or interest in or to the Original Premises or any portion thereof.

     4. MINIMUM RENT. The existing Lease terms (prior to giving effect to the terms of this Amendment) will remain in effect as to the amount of rent payable with respect to the Original Premises up to and including the Surrender Date. The Lease is hereby amended to reflect that from and after the New Premises Commencement Date until, through and including the New Premises Lease Expiration Date, Tenant shall pay to Landlord Minimum Rent for the New Premises as follows:

--------------------------------------------------------------------------------------------------------------------
     FROM             TO          MINIMUM ANNUAL RENT/RSF        MONTHLY MINIMUM RENT        ANNUAL MINIMUM RENT
--------------------------------------------------------------------------------------------------------------------
   07/01/01        01/31/05               $19.25                      $4,834.96                  $58,019.52
--------------------------------------------------------------------------------------------------------------------

All rent shall be payable in advance, and without prior notice or demand, to PWC Associates, c/o The Rubenstein Company, L.P., 4100 One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-7041, or such other place, or to such other persons as Landlord may from time to time direct.

     5.   BASE AMOUNT; TENANT'S PROPORTIONATE SHARE.

          5.1 BASE AMOUNT FOR REAL ESTATE TAXES AND INSURANCE COSTS. From and after the New Premises Commencement Date, the Base Amount for Real Estate Taxes and Insurance Costs with respect to the New Premises shall be the total of Real Estate Taxes and Insurance Costs allocable and attributable to calendar year 2001 for the New Building, as exemplified on Exhibit "C" attached hereto with respect to the most recent year for which such information has been determined. The Base Amount for Real Estate Taxes and Insurance Costs is the amount of Taxes and Insurance Costs upon which the Minimum Rent is based.

          5.2. BASE AMOUNT FOR OPERATING EXPENSES. From and after the New Premises Commencement Date, the Base Amount for Operating Expenses with respect to the New Premises shall be the total of Operating Expenses allocable and attributable to calendar year 2001 for the New Building, as exemplified on Exhibit "C" attached hereto with respect to the most recent year for which such information has been determined. The Base Amount for Operating Expenses is the amount of Operating Expenses upon which the Minimum Rent is based. The Base Amount for Operating Expenses shall be calculated and recalculated as set forth in Section 4.6 of the Lease (as amended hereby).

          5.3 TENANT'S PROPORTIONATE SHARE. The Lease is hereby amended to reflect that from and after the New Premises Commencement Date, Tenant's Proportionate Share shall be One and five hundred fifty-one ten thousandths percent (1.0551%).

     6. SECURITY DEPOSIT. From and after the Surrender Date, and subject to Tenant's full compliance with its obligations (as set forth herein and under the Lease) with respect to the Original Premises, Tenant's existing Security Deposit with respect to the Original Premises shall remain the property of Landlord as additional security for the full and prompt performance by Tenant of the terms and covenants of the Lease (as amended hereby) with respect to the New Premises. The Security Deposit shall not constitute rent for any month (unless so applied by Landlord on account of Tenant's default). Tenant shall, upon demand, restore any portion of the Security Deposit which may be applied by Landlord to the cure of any default by Tenant under the Lease. To the extent that Landlord has not applied the Security Deposit on account of a default, the Security Deposit shall be returned (without interest) to Tenant promptly after the expiration of the Lease with respect to the New Premises. Until returned to Tenant after the expiration of the New Premises Term and the full performance of Tenant under the Lease (as amended hereby), the Security Deposit shall remain the property of Landlord.

     7. RENEWAL OPTION. Tenant's Renewal Option pursuant to Section 48 of the Lease is hereby deleted in its entirety and shall be of no further force or effect. Tenant shall have no right to extend or renew the term of the Lease with respect to the Demised Premises or the New Premises beyond the expiration of the respective Lease Term therefor.

     8. IMPROVEMENTS. Tenant agrees to accept the New Premises in its current "AS-IS", "WHERE-IS" condition, without any obligation on the part of Landlord to perform any alterations, improvements, redecorating or other work therein; provided, however, that Landlord shall furnish to Tenant an allowance, to be applied against Tenant's moving costs and cabling requirements in connection with Tenant's relocation from the Original Premises to the New Premises, in the maximum amount of Three and 98/100 Dollars ($3.98) per rentable square foot of the New Premises (i.e., a maximum allowance of $12,000.00) (the "Construction Allowance"). Any portion of the Construction Allowance not fully expended within ninety (90) days after the New Premises Commencement Date shall be withdrawn, and in that case Landlord no longer shall be obligated for any portion thereof not then fully expended; PROVIDED, HOWEVER, that Tenant may apply any unused portion of the Construction Allowance, up to a maximum amount of Six Thousand and No/100 Dollars ($6,000.00), toward Minimum Rent for the New Premises, so long as any such unused portion of the Construction Allowance is fully expended no later than ninety (90) days after the New Premises Commencement Date, which time is of the essence.

     9.   ORIGINAL PREMISES; HOLDOVER. In respect of the Original Premises:
(i) the existing terms and conditions of the Lease shall remain in full force and effect with respect to the Original Premises until, through and including the Surrender Date; (ii) all Minimum Rent and other charges for and with respect to the Original Premises, all as set forth in the Lease and as in effect as of the date hereof (together, the "Original Premises Lease Charges"), shall continue to be applicable during the period ending on the Surrender Date and shall be paid for by Tenant as currently provided in the Lease (prior to this Amendment); (iii) on or before the Surrender Date, Tenant shall remove all of Tenant's personal property from the Original Premises and otherwise vacate and deliver the Original Premises to Landlord, all as required by the Lease (prior to this Amendment); and (iv) on the New

Premises Commencement Date, the terms and conditions of the Lease with respect to the Original Premises only shall thereupon expire and terminate as set forth therein (subject to the provisions of the Lease which expressly survive termination thereof), and such terms and conditions of the Lease (as modified by this Amendment) shall thereupon apply only to the New Premises as the "Demised Premises" under the Lease. If Tenant shall fail to vacate and deliver the Original Premises to Landlord as required by the Lease, and in accordance with the provisions of this Paragraph, on or before the New Premises Commencement Date, Tenant shall be considered a holdover tenant, thereby entitling Landlord to exercise all rights and remedies available to Landlord under the Lease or now or hereafter existing at law or in equity.

     10. NOTICES. The provisions of Paragraph 36 of the Lease are superseded hereby. From and after the New Premises Commencement Date, all notices and other communications under the Lease, as amended hereby, to be effective, must be in writing (whether or not a writing is expressly required hereby), and must be either (i) hand delivered, or (ii) sent by a recognized national overnight courier service, fees prepaid, or (iii) sent by United States registered or certified mail, return receipt requested, postage prepaid, or (iv) sent by facsimile transmission (with a confirmation copy to follow by any of the methods of delivery set forth above); in all of the foregoing cases to the following respective addresses:

          10.1 IF TO LANDLORD:

               PWC Associates
               c/o The Rubenstein Company, L.P.
               4100 One Commerce Square
               2005 Market Street
               Philadelphia, Pennsylvania 19103
               Attention: David B. Rubenstein
                          R. Bruce Balderson, Jr., Esquire
               FAX: (215) 563-4110

          10.2 IF TO TENANT:

               Delphi Information Systems
               EBIX.COM
               1900 E. Golf Road, Suite 1200
               Schaumburg, IL 60172
               Attention: Darren Joseph
               FAX: (847) 619-4773

               WITH A COPY TO:

               Delphi Information Systems
               EBIX.COM
               Seven Parkway Center, Suite 655
               Pittsburgh, Pennsylvania 15220
               Attention: Sandy Hampel
               FAX: (412) 875-1761

Notices will be deemed to have been given (a) when so delivered (by hand delivery, courier service, overnight delivery service or facsimile transmission as aforesaid), or (b) three days after being so mailed (by registered or certified mail as aforesaid). Either party may at any time, in the manner set forth for giving notices to the other, designate a different address to which notices to it shall be sent.

     11.  CONDITIONS. Landlord's obligations under this Lease are contingent on:
(i) the effective termination of the Existing Lease between Landlord and the Other Tenant with respect to the New Premises; and (ii) the surrender and vacation of the New Premises by the Other Tenant.

     12. BROKER. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than The Rubenstein Brokerage Group, Inc. ("Broker"), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

     13. NO DEFAULT. Tenant represents, warrants and covenants that to the best of Tenant's knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by either Landlord or Tenant thereunder.

     14. EFFECT OF AMENDMENT. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

     15. MISCELLANEOUS. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.

     IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge the one to the other that they possess the requisite authority to enter into this transaction and to execute this Amendment.

                                   LANDLORD:

WITNESS:                           PWC ASSOCIATES

                                   By: The Rubenstein Company, L.P.
                                          Its General Partner

                                       By:
---------------------------                 Authorized Signatory

                                   TENANT:

WITNESS:                           DELPHI INFORMATION SYSTEMS

                                   By:
---------------------------           ----------------------------------
Name:                                 Name:
     ----------------------           Title: